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                                                                   EXHIBIT 10.15

                        [LOGO OF SAND HILL CAPITAL II]

                        Innovative Financing Solutions


     THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW.


                           WARRANT TO PURCHASE STOCK


Corporation:                    HAHT Commerce, Inc.
Number of Shares:               $400,000/ Series F Price (subject to adjustment)
Class of Stock:                 Series F Preferred (subject to adjustment)
Initial Exercise Price:         Series F Price (subject to adjustment)
Issue Date:                     October 6, 2000
Expiration Date:                October 6, 2007


     THIS WARRANT CERTIFIES THAT, for the agreed upon value of $1.00, receipt of which is hereby acknowledged, SAND HILL CAPITAL II, L.P. ("Holder") is entitled to purchase the number of fully paid and nonassessable shares of the Class of Stock (the "Shares") of the corporation (the "Company") at the initial exercise price per Share (the "Warrant Price") all as set forth herein and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

     The Warrant Price shall be equal to the average of (i) the price per share at which the Company sells its equity securities after the Issue Date in a sale or issuance in which Company receives proceeds of at least $10,000,000 (the "Next Round") and (ii) $0.929. Notwithstanding the foregoing (i) if the Next Round does not occur by August 31, 2001, or if an Acquisition occurs before such date, then, at the option of Holder, the Shares shall be Series E Preferred Stock and the Warrant Price shall be $0.929.

     The number of Shares that may be purchased under this Warrant shall increase by the number that is the quotient of $300,000 divided by the Warrant Price upon the date that Borrower is entitled to request Loans in excess of $4,000,000 under the Loan Agreement (the "Loan Agreement") dated as of the Issue Date between the Company and Holder.

     The number of Shares that may be purchased under this Warrant shall increase to the quotient derived by dividing $100,000 by the Warrant Price automatically upon Company's request for an extension from the Original Maturity Date to the Extended Maturity Date or, if Company does not have a right to request such an extension or fails to do so, Company's failure to pay all amounts outstanding under the Loan Agreement by the Original Maturity Date. Holder may purchase additional Shares equal to the quotient derived by dividing $4,000 by the Warrant Price for each day after the Extended Maturity Date that any amount remains outstanding under the Loan Agreement.

ARTICLE 1. EXERCISE.

          1.1. Method of Exercise. Holder may exercise this Warrant by
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delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

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          1.2. Conversion Right. In lieu of exercising this Warrant as specified
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in Section 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Section 1.4.

          1.3. No Rights of Shareholder. This Warrant does not entitle Holder to
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any rights, including voting rights, as a shareholder of the Company prior to the exercise hereof.

          1.4. Fair Market Value. If the Shares are traded in a public market,
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the fair market value of the Shares shall be the average of the closing price of the Shares (or the closing price of the Company's stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.

          1.5. Delivery of Certificate and New Warrant. Promptly after Holder
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exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired shall be delivered to Holder.

          1.6. Replacement of Warrants. On receipt of evidence reasonably
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satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

          1.7. Sale, Merger, or Consolidation of the Company. For the purpose of
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this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.
Upon the closing of any Acquisition the successor entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly.

ARTICLE 2. ADJUSTMENTS TO THE SHARES.

          2.1. Stock Dividends, Splits, Etc. If the Company declares or pays a
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dividend on its stock payable in common stock or other securities, or subdivides the outstanding stock into a greater amount of common stock, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

          2.2. Reclassification, Exchange or Substitution. Upon any
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reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company's Articles of Incorporation upon the closing of a registered public offering of the Company's common stock. The Company or its successor

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shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

          2.3. Adjustments for Combinations, Etc. If the outstanding Shares are
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combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

          2.4. Price Adjustment. If the Company issues additional common shares
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(including shares of common stock ultimately issuable upon conversion of a security convertible into common stock) after the date of the Warrant and the consideration per additional common share is less than the Warrant Price in effect immediately before such issue, the price at which the Shares are converted to common stock shall be adjusted in accordance with the treatment of the series of securities of which the Shares are part under the Company's Certificate of Incorporation in effect on the Issue Date.

          2.5. No Impairment. The Company shall not, by amendment of its
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Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment.

          2.6. Fractional Shares. No fractional Shares shall be issuable upon
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exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder amount computed by multiplying the fractional interest by the fair market value of a full Share.

          2.7. Certificate as to Adjustments. Upon each adjustment of the
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Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer or other officers of the corporation setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

          3.1. Representations and Warranties. The Company hereby represents and
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warrants to the Holder that all Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws. The Company shall at all times reserve a sufficient number of Shares and of shares of common stock for issuance upon Holder's exercise of its rights hereunder and conversion of the Shares.

          3.2. Notice of Certain Events. If the Company proposes at any time (a)
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to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;
(b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;
(c) to effect any reclassification or recapitalization of common stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company's securities for cash, then, in connection with each such event, the Company shall give Holder (1) at least 30 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters

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referred to in (c) and (d) above; (2) in the case of the matters referred to in
(c) and (d) above at least 30 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

          3.3. Information Rights. So long as the Holder holds this Warrant
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and/or any of the Shares, the Company shall deliver to the Holder (a) promptly after mailing, copies of all notices or other written communications to the shareholders of the Company, (b) within 120 days after the end of each fiscal year of the Company, an accountant-reviewed year end financial statement and certified by an Officer of the Company and (c) within thirty (30) days after the end of each month, Company-prepared monthly financial statements.

          3.4. Registration Under Securities Act of 1933, as amended. The
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Company hereby grants to Holder the same piggyback registration rights granted to the purchasers of the securities of which the Shares are part.

ARTICLE 4. MISCELLANEOUS.

          4.1. Term. This Warrant is exercisable, in whole or in part, at any
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time and from time to time on or before the Expiration Date set forth above.

          4.2. Legends. This Warrant and the Shares (and the securities
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issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AS PERMITTED UNDER APPLICABLE LAW.

          4.3. Compliance with Securities Laws on Transfer. This Warrant and the
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Shares issuable upon exercise this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee. Company acknowledges that each participant of an interest under the Loan Agreement and Holder's senior lender may have a beneficial interest in a portion of this Warrant and the Shares issuable hereunder.

          4.4. Transfer Procedure. Subject to the provisions of Section 4.2 and
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4.3, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable).

          4.5. Notices. All notices and other communications from the Company to
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the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such holder from time to time.

          4.6. Waiver. This Warrant and any term hereof may be changed, waived,
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discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

          4.7. Attorneys Fees. In the event of any dispute between the parties
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concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

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          4.8. Governing Law. This Warrant shall be governed by and construed in
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accordance with the laws of the State of California without giving effect to its principles regarding conflicts of law.

                                           HAHT Commerce, Inc.

                                           By   /s/  J N Riehle
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                                           Name J. Nick Riehle
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                                                (Print)

                                           Title  CFO
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